UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

On October 28, 2009, Blue Ridge Real Estate Company (the “Company”) and The Conservation Fund (the “Fund”) mutually agreed to terminate the sale of the portion of the Company’s land known as “Phase 2, Assemblage B,” which the Company had originally agreed to sell to the Fund pursuant to the Agreement of Sale, Phase 2 (the “Agreement”), dated March 11, 2009.  Phase 2, Assemblage B consists of approximately 1,320 acres of land located in Bear Creek and Buck Townships, Luzerne County, in Pennsylvania.   Under the terms of the Agreement, the Company had agreed to sell Phase 2, Assemblage B to the Fund for a purchase price of $3,375,000.  The closing of Phase 2, Assemblage B was terminated by the Company and the Fund prior to the expiration of the Inspection Period, as extended by the terms of the First Amendment to the Agreement dated July 15, 2009.  There were no penalties or termination fees associated with the termination of the Phase 2, Assemblage B closing and the Fund had not yet paid any of the Purchase Price to the Company in connection with the closing of the sale.

As previously disclosed in the Company’s Form 8-K filed on August 12, 2009, on August 10, 2009 and under the terms of the Agreement, the Company closed on “Phase 2, Assemblage A” of the land sale to the Fund, which consisted of approximately 1,477 acres located in Buck Township, Luzerne County, Thornhurst Township, Lackawanna County, and Tobyhanna Township, Monroe County in Pennsylvania. The Fund paid a purchase price of $4,775,000 to the Company for Assemblage A at this closing.  The Agreement was previously filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ending April 30, 2009.

The Company also previously closed on “Phase 1” of the land sale to the Fund on June 24, 2009, pursuant to the terms of the Agreement of Sale, Phase 1, dated March 11, 2009.  The sale of the Phase 1 land related to approximately 1,175 acres of land located in Monroe and Lackawanna Counties, Pennsylvania.  The total purchase price paid to the Company by the Fund at the Phase 1 closing was $2,100,000.  The Phase 1 land sale agreement was previously filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ending April 30, 2009 filed on March 13. 2009 and the closing of the Phase 1 sale was disclosed in the Form 10-Q for the quarter ending July 31, 2009 filed on September 14, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Date:  October 30, 2009

By:  /s/ Eldon D. Dietterick

Name:  Eldon D. Dietterick

Title:    Executive Vice President and Treasurer